COMPUTER EQUITY CORPORATION AND SUBSIDIARIES

Unaudited Consolidated Financial Statements

COMPUTER EQUITY CORPORATION AND SUBSIDIARIES

Contents
--------------------------------------------------------------------------------

Unaudited Consolidated Financial Statements

                                                                            Page

Consolidated Balance Sheets                                                  3

Consolidated Statements of Income                                            4

Consolidated Statement of Stockholders' Equity                               5

Consolidated Statements of Cash Flows                                        6

Notes to Consolidated Financial Statements                                   7


Computer Equity Corporation and Subsidiaries
Consolidated Balance Sheets

                                                                                   May 31,                   February 29,
ASSETS                                                                               2000                        2000
                                                                                 (Unaudited)
----------------------------------------------------------------------    -------------------------    -------------------------

Current Assets
         Cash and cash equivalents                                                     $ 5,458,000                  $ 4,970,000
         Short-term investments                                                          2,925,000                    2,654,000
         Accounts receivable                                                             5,507,000                    9,766,000
         Deferred tax asset                                                                235,000                            -
         Inventories                                                                             -                      130,000
         Other assets                                                                       37,000                            -

                                                                          ------------------------     ------------------------

Total Current Assets                                                                    14,162,000                   17,520,000

Equipment Held for Lease, net of accumulated
         depreciation of $586,000 and $1,097,000 at
         May 31 and February 29, 2000 respectively                                         140,000                      334,000

Property and Equipment, net of accumulated
         depreciation of $505,000 and $490,000 at
         May 31 and February 29, 2000 respectively                                         155,000                      170,000

Other Assets                                                                                18,000                       18,000

                                                                          ------------------------     ------------------------

                                                                                       $14,475,000                  $18,042,000
                                                                          ========================     ========================

LIABILITIES AND STOCKHOLDERS' EQUITY

----------------------------------------------------------------------

Current Liabilities
         Accounts payable and accrued expenses                                         $ 5,698,000                  $ 8,688,000

Deferred Income Taxes                                                                            -                      267,000

Stockholders' Equity
         Common stock, $.01 par value;  authorized 10,000,000 shares; issued and outstanding 5,117,336 and 4,816,846 at May 31 and
           February 29, 2000 respectively                                                   51,000                       48,000
         Capital in excess of par                                                          470,000                       61,000
         Retained earnings                                                               8,256,000                    8,978,000

                                                                          ------------------------     ------------------------

                                                                                         8,777,000                    9,087,000

                                                                          ------------------------     ------------------------

                                                                                       $14,475,000                  $18,042,000
                                                                          ========================     ========================

See the accompanying notes to consolidated financial statements.


Computer Equity Corporation and Subsidiaries
Consolidated Statements of Income
Unaudited

                                                                       For the three months
                                                                           ended May 31,
                                                                   2000                    1999

                                                           --------------------     ------------------
Revenue
         Sales                                                       $4,526,000             $8,327,000

Costs and Expenses
         Cost of sales                                                3,141,000              6,526,000
         General, administrative and other                            1,668,000                986,000
         Depreciation and amortization                                  100,000                130,000

                                                           --------------------     ------------------

Income (Loss) from Operations                                          (383,000)               685,000

Investment Income (Loss)                                               (814,000)                36,000

                                                           --------------------     ------------------

Income (Loss) before Provision (Benefit) for
   Income Taxes                                                      (1,197,000)               721,000

Provision (Benefit) for Income Taxes                                   (475,000)               279,000

                                                           --------------------     ------------------

Net Income (Loss)                                                    $ (722,000)            $  442,000

                                                           ====================     ==================


See the accompanying notes to consolidated financial statements.


                                    Computer Equity Corporation and Subsidiaries
                                   Consolidated Statement of Stockholders' Equity
                                           Three months ended May 31, 2000
                                                     (Unaudited)

                                                                              Capital                                  Total
                                               Common Stock                  in excess           Retained          stockholders'
                                       Shares              Amount             of par             earnings             equity
                                  ----------------     --------------    ----------------   -----------------     ---------------

Balance February 29, 2000                4,816,846            $48,000            $ 61,000          $8,978,000          $9,087,000

     Exercise of stock options             300,490              3,000             409,000                   -             412,000
     Net loss                                    -                  -                   -            (722,000)           (722,000)
                                  ----------------     --------------    ----------------   -----------------     ---------------

Balance May 31, 2000                     5,117,336            $51,000            $470,000          $8,256,000          $8,777,000
                                  ================     ==============    ================   =================     ===============



See the accompanying notes to consolidated financial statements.


                          Computer Equity Corporation and Subsidiaries
                             Consolidated Statements of Cash Flows
                                   Three months ended May 31,
                                          (Unaudited)

                                                                                           2000                  1999
                                                                                   -------------------   -------------------

Increase (Decrease) in Cash and Cash Equivalents

Cash flows from Operating Activities
     Net (loss) income                                                                   $  (722,000)           $  442,000
     Adjustments to reconcile net income (loss) to net cash
         provided by operating activities
            Depreciation and amortization                                                    100,000               130,000
            Deferred income taxes                                                           (539,000)              (21,000)
            Gain on sale of equipment held for lease                                        (194,000)                    -
            Unrealized loss on short-term investments                                      1,159,000                     -
            Changes in operating assets and liabilities
                Decrease in accounts receivable                                            4,259,000             3,848,000
                Decrease in inventories                                                      130,000               289,000
                Increase in investments                                                   (1,430,000)                    -
                Decrease in other assets                                                           -                 5,000
                Increase in accounts payable and
                      accrued expenses                                                    (2,990,000)           (2,923,000)
                                                                                   -----------------     -----------------

Net Cash (Used in) Provided by Operating Activities                                         (227,000)            1,770,000

Cash Flows Provided by (Used in) Investing Activities
     Proceeds from sale of equipment held for lease                                          304,000                     -
     Additions to property and equipment                                                           -               (15,000)
                                                                                   -----------------     -----------------

Net Cash Provided by (Used in) Investing Activities                                          304,000               (15,000)

Cash Flows Provided by Financing Activities
     Issuance of common stock                                                                412,000                     -
                                                                                   -----------------     -----------------

Net Cash Provided by Financing Activities                                                    412,000                     -
                                                                                   -----------------     -----------------

Net Increase in Cash and Cash Equivalents                                                    489,000             1,755,000

Cash and Cash Equivalents at Beginning of Year                                             4,970,000             4,965,000
                                                                                   -----------------     -----------------

Cash and Cash Equivalents at End of Year                                                  $5,459,000            $6,720,000
                                                                                   =================     =================

Supplemental  Disclosures of Cash Flows  Information Cash paid during the period for:
         Interest                                                                         $        0            $    2,000
         Taxes                                                                                47,000               310,000


See the accompanying notes to consolidated financial statements.

Computer Equity Corporation and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
May 31, 2000
(Unaudited)

Note 1: Basis of Presentation

The accompanying unaudited consolidated financial statements of Computer Equity Corporation ("Compec") as of May 31, 2000 and February 29, 2000 and for the three months ended May 31, 2000 and 1999 have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of Compec's management, all adjustments (consisting only of normal recurring adjustments) considered necessary to present fairly the consolidated financial statements have been made.

The consolidated statement of income for the three months ended May 31, 2000 is not necessarily indicative of the results that may be expected for the entire year. These statements should be read in conjunction with the audited consolidated financial statements and related notes thereto for the year ended February 29, 2000.

Note 2: Principles of Consolidation

The financial statements include the accounts of Compec and its wholly-owned subsidiaries. All material intercompany balances and transactions have been eliminated.
                                                                               7